AXA EQUITABLE HOLDINGS, INC. - SUBSIDIARY ORGANIZATION CHART : SEPTEMBER 30, 2018

	Type of Subsidiary	State of Incorp. or Domicile	State of Principal Operation	Federal Tax ID #	Number of Shares Owned	Parent’s Percent of Ownership or Control	Comments (e.g., Basis of Control)
AXA Equitable Holdings, Inc. (f/k/a AXA America Holdings, Inc.)		DE	NY	90-0226248	403,162,500	71.86%	AXA
AXA-IM Holdings US Inc.	HCO	DE	NY	68-0461436
AXA Technology Services America, Inc.				30-0011728		100.00%
AXA Corporate Solutions Life Reinsurance Company	Insurance	DE		04-2729166		100.00%	AXA Equitable Holdings, Inc.
CS Life Re Company	Insurance	AZ		46-5697182	250,000	100.00%	AXA Corporate Solutions Life Reinsurance Company
					2,970	99.49%	AXA Equitable Holdings, Inc.
AXA Financial, Inc. (Notes 1 & 2) **		DE	NY	13-3623351	1	0.03%	Coliseum Reinsurance Company
					14	0.47%	AXA SA
787 Holdings, LLC	HCO	DE	NY	See Note 19		100.00%
1285 Holdings, LLC	HCO	DE	NY	46-1106388	-	100.00%
AXA Strategic Ventures US, LLC	Investment	DE	NY	47-2605009		100.00%
AXA Equitable Financial Services, LLC (Notes 2 &16)		DE	NY	52-2197822	-	100.00%
AXA RE Arizona Company	Insurance	AZ	AZ	14-1903564	250,000	100.00%	NAIC # 14355
EQ AZ Life Re Company	Insurance	AZ	AZ	82-3971925		100.00%	NAIC # 16234
AXA Distribution Holding Corporation (Note 2)		DE	NY	13-4078005	1,000	100.00%
AXA Advisors, LLC (Note 5)		DE	NY	13-4071393	-	100.00%
AXA Network, LLC (Note 6)	Operating	DE	NY	06-1555494	-	100.00%
AXA Network of Puerto Rico, Inc.	Operating	P.R.	P.R.	66-0577477		100.00%
PlanConnect, LLC	Operating	DE	NY	27-1540220		100.00%
AXA Equitable Life Insurance Company (Note 2 & 9) *	Insurance	NY	NY	13-5570651	2,000,000	100.00%	NAIC # 62944; General Partner of Equitable Managed Asset
ACMC, LLC (Note 4)	HCO	DE	NY	13-2677213	5,000,000	100.00%
AXA Equitable Funds Management Group LLC	Operating	DE	NY	27-5373651		100.00%
Broad Vista Partners, LLC	Investment	DE	NY	81-3019204	-	70.00%	70% by AXA Equitable & 30% by AXA France
Long Creek Club Partners, LLC	Investment	DE	NY	81-4093983		100.00%
Equitable Holdings, LLC (Notes 3 & 4)	HCO	NY	NY	22-2766036	-	100.00%
See Attached Listing A
Equitable Managed Assets, L.P.	Investment	DE	NY	13-3385080	-	-	General Partner of Equitable Deal Flow Fund
EVSA, Inc.	Investment	DE	PA	23-2671508	50	100.00%
Real Estate Partnership Equities (various)	Investment	**		-	-	- **
Separate Account 166, LLC	Investment	DE	NY	47-4180335		100.00%
AXA Equitable Life and Annuity Company * (Note 10,17 & 18)	Insurance	Colorado	Colorado	13-3198083	1,000,000	100.00%
MONY International Holdings, LLC	HCO	DE	NY	13-3790446		100.00%
MONY International Life Insurance Co. Seguros de Vida S.A.*	Insurance	Argentina	Argentina	98-0157781		100.00%
MONY Financial Resources of the Americas Limited	Insurance	Jamaica	Jamaica	13-3790446	1,000	100.00%
MBT, Ltd.	Operating	Cayman Islands	Cayman Islands	98-0152047	633	100.00%	79% by MONY Int’l Holdings & 21% by MONY Financial Resources
MONY Consultoria e Corretagem de Seguros Ltda.	Operating	Brazil	Brazil			99.00%
MONY Life Insurance Company of the Americas, Ltd.*	Insurance	Cayman Islands	Cayman Islands	98-0152046	30,240	100.00%
MONY Life Insurance Company of America*	Insurance	AZ	NY	86-0222062		100.00%
U.S. Financial Life Insurance Company *	Insurance	OH	OH	38-2046096	405,000	100.00%
MONY Financial Services, Inc.	HCO	DE	NY	11-3722370	1,000	100.00%
Financial Marketing Agency, Inc.	Operating	OH	OH	31-1465146	99	99.00%
1740 Advisers, Inc.	Operating	NY	NY	13-2645490	15,000	100.00%

AXA EQUITABLE HOLDINGS, INC. - SUBSIDIARY ORGANIZATION CHART : SEPTEMBER 30, 2018

*	Affiliated Insurer
**	Information relating to Equitable’s Real Estate Partnership Equities is disclosed in Schedule BA, Part 1 of AXA Equitable Life’s Annual Statement, which has been filed with the N.Y.S. Insurance Department.
***	All subsidiaries are corporations, except as otherwise noted.

	1.	The Equitable Companies Incorporated changed its name to AXA Financial, Inc. on Sept. 3, 1999.

	2.	Effective Sept. 20, 1999, AXA Financial, Inc. transferred ownership of Equitable Life to AXA Client Solutions, LLC, which was formed on July 19, 1999.
Effective January 1, 2002, AXA Client Solutions, LLC transferred ownership of Equitable Life and AXA Distribution Holding Corp. to AXA Financial, Inc.
Effective May 1, 2002, AXA Client Solutions, LLC changed its name to AXA Financial Services, LLC.
Effective June 1, 2002, AXA Financial, Inc. transferred ownership of Equitable Life and AXA Distribution Holding Corp. to AXA Financial Services, LLC.
Effective November 30, 2007, the name of AXA Financial Services, LLC was changed to AXA Equitable Financial Services, LLC.

	3.	Equitable Holding Corp. was merged into Equitable Holdings, LLC on Dec. 19, 1997.

	4.	In October 1999, AllianceBernstein Holding L.P. (“AllianceBernstein Holding L.P.”) reorganized by transferring its business and assets to AllianceBernstein L.P., a newly formed private partnership (“AllianceBernstein”).

As of September 30, 2018 AXA Equitable Holdings, Inc and its subsidiaries own 65.13% of the issued and outstanding units of limited partnership interest in AllianceBernstein (the “AllianceBernstein Units”), as follows:
AXF, held directly 43,032,758 AllianceBernstein Units (15.86%),
ACMC, LLC. owns 74,406,933 AllianceBernstein Units (27.43%), and
MLOA owns 2,587,472 (.95%) of AllianceBernstein Units
AXA Equitable Holdings owns 2,312,163 (.85%)

AllianceBernstein Corporation also own a 1.04% general partnership interest in AllianceBernstein L.P.

In addition, ACMC, LLC. own 1,444,356 units (0.53%), representing assignments of beneficial ownership of limited partnership interests in AllianceBernstein Holding (the “AllianceBernstein Holding Units”).

AllianceBernstein Holding Units are publicly traded on the New York Stock exchange.

	5.	EQ Financial Consultants (formerly, Equico Securities, Inc.) was merged into AXA Advisors, LLC on Sept. 20, 1999. AXA Advisors, LLC was transferred from Equitable Holdings, LLC to AXA Distribution Holding Corporation on Sept. 21, 1999.

	6.	Effective March 15, 2000, Equisource of New York, Inc. and 14 of its subsidiaries were merged into AXA Network, LLC, which was then sold to AXA Distribution Holding Corp. EquiSource of Alabama, Inc. became AXA Network of Alabama, LLC. EquiSource Insurance Agency of Massachusetts, Inc. became AXA Network Insurance Agency of Massachusetts, LLC. Equisource of Nevada, Inc., of Puerto Rico, Inc., and of Texas, Inc., changed their names from “EquiSource” to become “AXA Network”, respectively. Effective February 1, 2002, Equitable Distributors Insurance Agency of Texas, Inc. changed its name to AXA Distributors Insurance Agency of Texas, Inc. Effective February 13, 2002 Equitable Distributors Insurance Agency of Massachusetts, LLC changed its name to AXA Distributors Insurance Agency of Massachusetts, LLC.

	7.	Effective June 6, 2000, Frontier Trust Company was sold by ELAS to AXF and merged into Frontier Trust Company, FSB.
	8.	Effective June 1, 2001, Equitable Structured Settlement Corp was transferred from ELAS to Equitable Holdings, LLC.
	9.	Effective September 2004, The Equitable Life Assurance Society of the United States changed its name to AXA Equitable Life Insurance Company.
	10.	Effective September 2004, The Equitable of Colorado changed its name to AXA Life and Annuity Company.
	11.	Effective February 18, 2005, MONY Realty Capital, Inc. was sold.
	12.	Effective May 26, 2005, Matrix Capital Markets Group was sold.
	12.	Effective May 26, 2005, Matrix Private Equities was sold.
	13.	Effective December 2, 2005, Advest Group was sold.
	14.	Effective February 24, 2006, Alliance Capital Management Corporation changed its name to AllianceBernstein Corporation.
	15.	Effective July 11, 2007, Frontier Trust Company, FSB was sold.
	16.	Effective November 30, 2007, AXA Financial Services, LLC changed its name to AXA Equitable Financial Services, LLC.
	17.	Effective August 1, 2008, AXA Equitable Life Insurance Company transferred ownership of AXA Life and Annuity Company to AXA Equitable Financial Services, LLC.
	18.	Effective September 22, 2008, AXA Life and Annuity Company changed its name to AXA Equitable Life and Annuity Company.
	19.	The EIN for 787 Holdings, LLC is 27-0294443, to be used for federal employment taxes and certain federal excise taxes.
For federal tax purposes, it should generally use AXA Financial’s EIN, which is 13-3623351.
	20.	Effective June 29, 2012, AXA Financial (Bermuda) Ltd. was redomesticated to Arizona and its name was changed to AXA RE Arizona Company.
	21.	Effective December 15, 2014, AXA Strategic Ventures US, LLC. was formed.
	22	Effective April 4, 2018, AXA America Corporate Solutions Inc was sold to AXA US Holdings Inc.

AXA EQUITABLE HOLDINGS, INC. - SUBSIDIARY ORGANIZATION CHART : SEPTEMBER 30, 2018

Dissolved or	-	On November 3, 2000, Donaldson, Lufkin & Jenrette, Inc. was sold to Credit Suisse Group.
Merged	-	100 Federal Street Funding Corporation was dissolved August 31, 1998.
	-	100 Federal Street Realty Corporation was dissolved December 20, 2001.
	-	CCMI Corp. was dissolved on October 7, 1999.
	-	ELAS Realty, Inc. was dissolved January 29, 2002.
	-	EML Associates, L.P. was dissolved March 27, 2001.
	-	EQ Services, Inc. was dissolved May 11, 2001.
	-	Equitable BJVS, Inc. was dissolved October 3, 1999.
	-	Equitable Capital Management Corp. became ECMC, LLC on November 30, 1999.
	-	Equitable JV Holding Corp. was dissolved on June 1, 2002.F142
	-	Equitable JVS II, Inc. was dissolved December 4, 1996
	-	Equitable Underwriting & Sales Agency (Bahamas) Ltd. was dissolved on December 31, 2000.
	-	EREIM LP Associates (L.P.) was dissolved March 27, 2001.
	-	EREIM Managers Corporation was dissolved March 27, 2001.
	-	EVLICO East Ridge, Inc. was dissolved Jan. 13, 2001
	-	EVLICO, Inc. was dissolved in 1999.
	-	Franconom, Inc. was dissolved on December 4, 2000.
	-	GP/EQ Southwest, Inc. was dissolved October 21, 1997
	-	HVM Corp. was dissolved on Feb. 16, 1999.
	-	ML/EQ Real Estate Portfolio, L.P. was dissolved March 27, 2001.
	-	Prime Property Funding, Inc. was dissolved in Feb. 1999.
	-	Sarasota Prime Hotels, Inc. became Sarasota Prime Hotels, LLC.
	-	Six-Pac G.P., Inc. was dissolved July 12,1999
	-	Paramount Planners, LLC., a direct subsidiary of AXA Distribution Holding Corporation, was dissolved on December 5, 2003
	-	Equitable Rowes Wharf, Inc. was dissolved October 12, 2004
	-	ECLL Inc. was dissolved July 15, 2003
	-	MONY Realty Partners, Inc. was dissolved February 2005.
	-	Wil-Gro, Inc. was dissolved June, 2005.
	-	Sagamore Financial LLC was dissolved August 31, 2006.
	-	Equitable JVS was dissolved August, 2007.
	-	Astor Times Square Corp. dissolved as of April 2007.
	-	Astor/Broadway Acquisition Corp. dissolved as of August 2007.
	-	PC Landmark, Inc. has been administratively dissolved.
	-	EJSVS, Inc. has been administratively dissolved.
	-	STCS, Inc. was dissolved on August 15, 2007.
	-	AXA Network of Alabama was merged into AXA Network, LLC. on November 18, 2011
	-	AXA Network of Connecticut, Maine and New York, LLC was merged into AXA Network, LLC. on November 17, 2011
	-	AXA Network Insurance Agency of Massachusetts, LLC was merged into AXA Network, LLC. on November 17, 2011
	-	AXA Network Insurance Agency of Texas, Inc. was merged into AXA Network, LLC. effective January 1, 2012.
	-	AXA Network of Nevada, Inc. was merged into AXA Network, LLC. effective January 1, 2012.
	-	Equitable Deal Flow Fund, L.P. dissolved effective December 2013.

AXA EQUITABLE HOLDINGS, INC. - SUBSIDIARY ORGANIZATION CHART : SEPTEMBER 30, 2018

LISTING A - Equitable Holdings, LLC

	Type of Subsidiary	State of Incorp. or Domicile	State of Principal Operation	Federal Tax ID #	Number of Shares Owned	Parent’s Percent of Ownership or Control	Comments (e.g., Basis of Control)
AXA Equitable Holdings, Inc. (f/k/a AXA America Holdings, Inc.)
AXA Financial, Inc.
AXA Equitable Financial Services, LLC (Note 2)
AXA Equitable Life Insurance Company *
Equitable Holdings, LLC
Equitable Casualty Insurance Company *	Operating	VT	VT	06-1166226	1,000	100.00%
AllianceBernstein Corporation (See Note 4 on Page 2)	Operating	DE	NY	13-3633538	100	100.00%
See Attached Listing B
AXA Distributors, LLC	Operating	DE	NY	52-2233674	-	100.00%
J.M.R. Realty Services, Inc.	Operating	DE	NY	13-3813232	1,000	100.00%
Equitable Structured Settlement Corp. (See Note 8 on Page 2)	Operating	DE	NJ	22-3492811	100	100.00%

* Affiliated Insurer

Equitable Investment Corp merged into Equitable Holdings, LLC on November 30, 1999.

Equitable Capital Management Corp. became ECMC, LLC on November 30, 1999.

Effective March 15, 2000, Equisource of New York, Inc. and its subsidiaries were merged into AXA Network, LLC, which was then sold to AXA Distribution Holding Corp.

Effective January 1, 2002, Equitable Distributors, Inc. merged into AXA Distributors, LLC.

AXA Distributors Insurance Agency of Alabama, LLC was merged into AXA Distributors, LLC effective November 30, 2011.

AXA Distributors Insurance Agency, LLC was merged into AXA Distributors, LLC effective November 28, 2011.

AXA Distributors Insurance Agency of Massachusetts, LLC was merged into AXA Distributors, LLC effective November 29, 2011.

AXA Distributors Insurance Agency of Texas Inc. LLC was merged into AXA Distributors, LLC effective November 29, 2011.

ELAS Securities Acquisition Corp. was merged into Equitable Holdings, LLC effective July 16, 2012

AXA EQUITABLE HOLDINGS, INC. - SUBSIDIARY ORGANIZATION CHART : SEPTEMBER 30, 2018

LISTING B - AllianceBernstein Corporation

	Type of Subsidiary	State of Incorp. or Domicile	State of Principal Operation	Federal Tax ID #	Number of Shares Owned	Parent’s Percent of Ownership or Control	Comments (e.g., Basis of Control)
AXA Equitable Holdings, Inc. (f/k/a AXA America Holdings, Inc.)
AXA Financial, Inc.
AXA Equitable Financial Services, LLC (Note 2)
AXA Equitable Life Insurance Company*
Equitable Holdings, LLC
AllianceBernstein Corporation		DE	NY	13-3633538			owns 1% GP interest in AllianceBernstein L.P. and 100,000 GP units in AllianceBernstein Holding L.P.
AllianceBernstein Holding L.P. (See Note 4 on Page 2)	HCO (NYSE: AB)	DE	NY	13-3434400
AllianceBernstein L.P. (See Note 4 on Page 2)	Operating	DE	NY	13-4064930
AllianceBernstein Investments Taiwan Limited	Operating	Taiwan	Taiwan	-		75.12%	AllianceBernstein Hong Kong Limited owns 24.88%
AB Trust Company, LLC	Operating	NH	NY	-		100.00%	Sole member interest
Alliance Capital Management LLC	HCO	DE	NY	-		100.00%
AllianceBernstein Real Estate Investments LLC	Operating	DE	NY	-		100.00%	Sole member interest
AB Private Credit Investors LLC	Operating	DE	NY	47-1265381		100.00%	Sole member interest
AB Custom Alternative Investments LLC	Operating	DE	NY	-		100.00%	Sole member interest (formerly known as RASL)
Sanford C. Bernstein & Co., LLC	Operating	DE	NY	13-4132953		100.00%
Sanford C. Bernstein (Canada) Limited	Operating	Canada	Canada	822155164NP0001		100.00%
AllianceBernstein International, LLC	HCO	DE	NY	-		100.00%	Owned by AllianceBernstein L.P.
Sanford C. Bernstein (Schwiez) GmbH	Operating	Switzerland	Switzerland	-		100.00%	Owned by AllianceBernstein International LLC.
Sanford C. Bernstein (Hong Kong) Limited	Operating	Hong Kong	Hong Kong	-		100.00%	Owned by AllianceBernstein International LLC.
Sanford C. Bernstein (Ireland) Limited	Operating	Ireland	Ireland			100.00%	Owned by AllianceBernstein International LLC.
AllianceBernstein Holdings Limited	HCO	U.K.	U.K.	-		100.00%	Owned by AllianceBernstein International LLC.
AllianceBernstein Corporation of Delaware	HCO	DE	NY	13-2778645	10	100.00%
ACAM Trust Company Private Ltd.	Dormant	India	India	-		100.00%
AllianceBernstein (Argentina) S.R.L.	Operating	Argentina	Argentina	-		99.00%	AllianceBernstein Oceanic Corporation owns 1%
AllianceBernstein (Chile) SpA	Operating	Chile	Chile	-		100.00%
AllianceBernstein Japan Inc.	HCO	DE	Japan	13-3009358		100.00%
AllianceBernstein Japan Ltd.	Operating		Japan	-		100.00%
AllianceBernstein Invest. Manage. Australia Limited	Operating	Australia	Australia	-		100.00%
AllianceBernstein Global Derivatives Corp.	Operating	DE	NY	13-3626546	1,000	100.00%
AllianceBernstein Administradora de Carteiras (Brasil) Ltda.	Operating	Brazil	Brazil	-		99.00%	AllianceBernstein Oceanic Corporation owns 1%
AllianceBernstein Holdings (Cayman) Ltd.	HCO	Cayman Isles	Cayman Isles			100.00%
AllianceBernstein Preferred Limited	HCO	U.K.	U.K.	-		100.00%	Owned by AllianceBernstein Corporation of Delaware
CPH Capital Fondsmaeglerselskab A/S	Operating	Denmark	Denmark	-		85.70%	The remainder owned by CPH employees (and is scheduled to be acquired by AB over next four years)
AB Bernstein Israel Ltd.	Operating	Israel	Israel	-		100.00%
AllianceBernstein Limited	Operating	U.K.	U.K.	-	250,000	100.00%	AB Preferred owns 100% of preference shares & AB Holdings Limited owns 100% of ordinary shares
AB Europe GmbH	Operating		Germany	-		100.00%
AllianceBernstein Services Limited (1)	Operating		U.K.	-	1,000	100.00%
AllianceBernstein Schweiz AG	Operating	Switzerland	Zurich	-		100.00%
AllianceBernstein (Luxembourg) S.a.r.l.	Operating	Lux.	Lux.	-	3,999	100.00%	AB Holdings Limited owns 79.75% class b ordinary & AB Preferred owns 20.25% preference shares
AllianceBernstein (France) SAS	Operating		France	-		100.00%
AllianceBernstein (Mexico) S. de R.L. de C.V.	Operating	Mexico	Mexico	-		99.00%	AllianceBernstein Oceanic Corp. owns 1%
AllianceBernstein Australia Limited	Operating	Australia	Australia	-		50.00%	AB International LLC owns the other 50%.
AllianceBernstein Canada, Inc.	Operating	Canada	Canada	13-3630460	18,750	100.00%

AXA EQUITABLE HOLDINGS, INC. - SUBSIDIARY ORGANIZATION CHART : SEPTEMBER 30, 2018

LISTING B - AllianceBernstein Corporation

	Type of Subsidiary	State of Incorp. or Domicile	State of Principal Operation	Federal Tax ID #	Number of Shares Owned	Parent’s Percent of Ownership or Control	Comments (e.g., Basis of Control)
AXA Equitable Holdings, Inc. (f/k/a AXA America Holdings, Inc.)
AXA Financial, Inc.
AXA Equitable Financial Services, LLC (Note 2)
AXA Equitable Life Insurance Company*
Equitable Holdings, LLC
AllianceBernstein Corporation		DE	NY	13-3633538
AllianceBernstein L.P.	Operating	DE	NY	13-4064930
AllianceBernstein International LLC	HCO	DE	NY			100.00%	Owned by AllianceBernstein L.P.
AllianceBernstein Corporation of Delaware (Cont’d)	HCO	DE	NY	13-2778645
AllianceBernstein Inv. Res. (Proprietary) Limited	In Liquidation	So Africa	So Africa	-		80.00%
AllianceBernstein (Singapore) Ltd.	Operating	Singapore	Singapore	-		100.00%
Alliance Capital (Mauritius) Private Ltd.	HCO	Mauritius	Mauritius	-		100.00%
Alliance Capital Asset Man. (India) Private Ltd	Dormant	India	India	-		75.00%	3rd party (Ankar Capital India Pvt. Ltd.) owns 25%
AllianceBernstein Invest. Res. & Man. (India) Pvt.	Operating	India	India	-		100.00%
Sanford C. Bernstein (India) Private Limited	Operating	India	India	-		99.90%	0.1% owned by AB Corp. of DE
AllianceBernstein Oceanic Corporation	HCO	DE	NY	13-3441277	1,000	100.00%
AllianceBernstein Asset Management (Korea) Ltd.	Operating	Korea	Korea	-		100.00%
AllianceBernstein Investments, Inc.	Operating	DE	NY	13-3191825	100	100.00%
AllianceBernstein Investor Services, Inc.	Operating	DE	TX	13-3211780	100	100.00%
AllianceBernstein Hong Kong Limited	Operating	Hong Kong	Hong Kong	-		100.00%
AB (Shanghai) Investment Consulting Co., Ltd.	Operating	China	China	-		100.00%
Sanford C. Bernstein Limited (2)	Operating	U.K.	U.K.	-		100.00%
Sanford C. Bernstein (CREST Nominees) Ltd.	Operating	U.K.	U.K.	-		100.00%	Devonshire House, 1 Mayfair Place
W.P. Stewart & Co., LLC.	Operating	DE	NY	98-0201080		100.00%
WPS Advisors, LLC.	Operating	DE	NY	13-4008818		100.00%
W.P. Stewart Asset Management LLC	Operating	DE	NY	98-0201079		100.00%
W.P. Stewart Securities LLC	Dormant	DE	NY	27-2713894		100.00%
W.P. Stewart Asset Management (NA), LLC.	Operating	NY	NY	11-2650769		100.00%
W.P. Stewart Fund Management S.A.	Operating	Luxembourg	Luxembourg	-		100.00%

(1)	ABSL has a branch office in Stockholm, Sweden and representative offices in: Amsterdam, Netherlands; and Milan, Italy.
(2)	SCBL has branch offices in Amesterdam, Netherlands; Frankfurt, Germany; Milan, Italy; and Stockholm, Sweden.